MERRILL LYNCH LIFE INSURANCE COMPANY Merrill Lynch Life Variable Annuity Separate Account D Supplement Dated August 31, 2009 to the Prospectus For INVESTOR CHOICE (IRA SERIES) (Dated May 1, 2009)	ML LIFE INSURANCE COMPANY OF NEW YORK ML of New York Variable Annuity Separate Account D Supplement Dated August 31, 2009 to the Prospectus For INVESTOR CHOICE (IRA SERIES) (Dated May 1, 2009)
This supplement describes a change regarding the variable annuity contracts listed above issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.
Merger of Portfolio
Effective the close of business August 28, 2009 (“Merger Date”), the Pioneer Small Cap Value Fund merged into the Pioneer Growth Opportunities Fund. You may reallocate your contract value from the Pioneer Growth Opportunities Fund Subaccount to other subaccounts (subject to your contract provisions). However, you will not be charged for the transfer if the transfer is made prior to or up to 30 days after the Merger Date. Any such reallocation will not count as a transfer for purposes of any free transfers that you receive each contract year.